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                                                                   EXHIBIT 10.47


                               AMENDMENT NO. 2 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT

      THIS AGREEMENT, made this 23rd day of February, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.

                                   WITNESSETH:

      WHEREAS, the parties hereto have entered into a Stock Purchase and Exchange Agreement dated as of December 9, 1999 (as amended by Amendment No. 1 to Stock Purchase and Exchange Agreement and by the Reference Amounts and Index Rate Agreement, each dated as of December 29, 1999, collectively, the "Agreement"); and

      WHEREAS, the parties wish to further amend the Agreement as more particularly described below.

      NOW THEREFORE, in exchange for the undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1.     Section 9.5(d)(i) is hereby amended and restated as follows:

             (i) into the Ancillary Agreements (other than the GELAAC Shareholders Agreement and the Replacement Reinsurance Agreements) and all of the conditions precedent to the effectiveness of each of such Ancillary Agreements shall have been satisfied and

      2. All initial capitalized terms shall have such meaning as ascribed thereto in the Agreement. Except as herein modified, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect without amendment. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute a single instrument.



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      IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of this 23rd day of February, 2000.




GE FINANCIAL ASSURANCE                         PM HOLDINGS, INC.
HOLDINGS, INC.



By: /s/ Leon E. Roday                          By: /s/ David W. Searfoss
   ------------------------                       ------------------------
Name: Leon E. Roday                            Name: David W. Searfoss
Title: Senior Vice President,                  Title: Executive Vice President
       Secretary and General Counsel



GE LIFE AND ANNUITY                            PHOENIX GROUP HOLDINGS,
ASSURANCE COMPANY                              INC.



By: /s/ Leon E. Roday                          By: /s/ David W. Searfoss
   ------------------------                       ------------------------
Name: Leon E. Roday                            Name: David W. Searfoss
Title: Senior Vice President                   Title: Executive Vice President


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